UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2005

SPHERION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 308-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 1, 2005, the Board of Directors of Spherion Corporation (the “Company”) approved an amendment (the “Amendment”) to the Spherion Corporation Outside Directors’ Compensation Plan (the “Plan”) which sets forth the compensation to be paid to all of the Company’s non-employee directors. This Plan was filed as Exhibit 10.19 to the Company’s Form 10-Q for the quarter ended June 25, 2004. The purpose of the Amendment was to provide an annual retainer of $10,000 to the Chairperson of the Executive Committee, which would be consistent with the Company’s other Board Committee chair positions. In addition, there is an increased time commitment contemplated for such position.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION
Date: July 1, 2005	By:	/s/ Roy G. Krause
President & Chief Executive Officer

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